Supplement to the
Fidelity® Real Estate Investment Portfolio
September 29, 2015
Prospectus

Effective March 28, 2016, the following information supplements similar information found in the "Fund Services" section under the "Advisory Fee(s)" heading.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended January 31, 2016.

REA-16-01 1.734044.114	March 28, 2016